                                SEI INDEX FUNDS

                               S&P 500 Index Fund
                                 Class I Shares

                        Supplement Dated March 25, 2002
                   to the Prospectus Dated December 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS I SHARES PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Prospectus is hereby amended and supplemented to reflect that SEI Investments Distribution Co. (SIDCo.) has voluntarily agreed to waive a portion of the shareholder servicing fee applicable to Class I shares of the S&P 500 Index Fund. Accordingly, the second footnote to the "Annual Fund Operating Expenses" table on page 4 is hereby deleted and replaced with the following:

       **The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Administrator and Distributor are voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Administrator and/or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

       S&P 500 Index Fund -- Class I Shares                         0.65%

In addition, the following is added after the ninth paragraph on page 7:

       SIDCo. has voluntarily agreed to waive a portion of the shareholder servicing fees applicable to Class I Shares of the Fund. SIDCo. has no current intention to discontinue this voluntary fee waiver.

                      ------------------------------------

The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INVESTMENTS

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated July 31, 2001, as amended December 31, 2001, includes more detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR
MORE INFORMATION:

By Telephone:     Call 1-8OO-DIAL-SEI

By Mail:          Write to the Funds at:
                  1 Freedom Valley Drive
                  Oaks, PA 19456

By Internet:      http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Index Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

The SEI Index Funds' Public Investment Company Act registration number is 811-4283.

SEI-F-112 (12/01)

SEI INVESTMENTS

MONEY MARKET

S&P 500 Index Fund

Class I
Prospectus as of
December 31, 2001
as supplemented through
March 25, 2002

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI INVESTMENTS / PROSPECTUS                                       I

SEI INDEX FUNDS
------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

SEI Index Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies, and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about Class I Shares of the S&P 500 Index Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:


Principal Investment Strategies and Risks,
  Performance Information and Expenses                                 1
------------------------------------------------------------------------
More Information About Fund Investments                                5
------------------------------------------------------------------------
Investment Adviser and Sub-Adviser                                     5
------------------------------------------------------------------------
Purchasing, Selling and Exchanging Fund Shares                         6
------------------------------------------------------------------------
Dividends, Distributions and Taxes                                     8
------------------------------------------------------------------------
Financial Highlights                                                   9
------------------------------------------------------------------------
How to Obtain More Information About SEI Index Funds          Back Cover
------------------------------------------------------------------------

SEI INVESTMENTS / PROSPECTUS                                       1

RISK/RETURN INFORMATION

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SEI Investments Management Corporation (SIMC) and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goal.

The Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. No matter how good a job the Adviser and Sub-Adviser do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2                                       SEI INVESTMENTS / PROSPECTUS

S&P 500 INDEX FUND
------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL:                Investment results that correspond to the Standard & Poor's
                                500 Composite Index (S&P 500 Index)

SHARE PRICE VOLATILITY:         Medium to High

PRINCIPAL INVESTMENT            Utilizing a specialist sub-adviser, the Fund invests in the
  STRATEGY:                     common stocks and other equity securities included in the
                                S&P 500 Index

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The S&P 500 Index Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may deviate from the S&P 500 Index. The Sub-Adviser purchases only a representative portion of the securities in the S&P 500 Index, and performance of the Fund's portfolio of securities therefore may not match that of the S&P 500 Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the S&P 500 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the S&P 500 Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

SEI INVESTMENTS / PROSPECTUS                                       3

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Since Class I Shares are invested in the same portfolio of securities, returns for Class I Shares will be substantially similar to those of the Class A Shares, shown here, and will differ only to the extent that the Class A Shares have lower expenses. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for four years. The performance information shown is based on full calendar years.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997  32.82%
1998  28.18%
1999  20.56%
2000  -9.50%

BEST QUARTER: 21.21% (12/31/98)

WORST QUARTER: -10.03% (9/30/98)

* The Fund's Class A Shares total return from January 1, 2001, to June 30, 2001, was -6.97%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2000, to those of the S&P 500 Index.

                                                                                        SINCE
                                                                                    INCEPTION
CLASS A SHARES                                                       1 YEAR         (2/28/96)
---------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                   -9.50%           17.31%
---------------------------------------------------------------------------------------------
S&P 500 Index*                                                       -9.11%           17.97%**
---------------------------------------------------------------------------------------------

* An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Composite Index is a widely recognized, market capitalization-weighted index (number of shares outstanding multiplied by stock price) of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

** The inception date for the Index is February 29, 1996.

4                                       SEI INVESTMENTS / PROSPECTUS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                                      CLASS I SHARES
----------------------------------------------------------------------------------------
Investment Advisory Fees                                                          0.03%
----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                          None
----------------------------------------------------------------------------------------
Other Expenses                                                                    0.75%*
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses                                            0.78%**
----------------------------------------------------------------------------------------

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Administrator is voluntarily waiving a portion of its fees in order to keep total operating expenses at a specified level. The Administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

S&P 500 Index Fund -- Class I Shares                                      0.65%
-------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, that Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                                       1 YEAR          3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund -- Class I Shares                                 $     80         $    249         $    433         $    966
--------------------------------------------------------------------------------------------------------------------------------

SEI INVESTMENTS / PROSPECTUS                                       5

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest at least 90% of its assets in the types of securities described in this prospectus. However, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISER

SEI INVESTMENTS MANAGEMENT CORPORATION (SIMC) ACTS AS THE MANAGER OF MANAGERS OF THE FUND, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUND SINCE IT ALLOCATES THE FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES.

The Sub-Adviser makes investment decisions for the Fund and continuously reviews, supervises, and administers its investment program. SIMC oversees the Sub-Adviser to ensure compliance with the Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Board of Trustees of the Fund supervises the Adviser and Sub-Adviser and establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Fund. As of June 30, 2001, SIMC had approximately $45.5 billion in assets under management. For the fiscal year ended March 31, 2001, SIMC received advisory fees of:

S&P 500 Index Fund                                              0.03%
---------------------------------------------------------------------

Barclays Global Fund Advisors (BGFA), located at 45 Fremont Street, San Francisco, California 94105, serves as Sub-Adviser to the Fund. As of September 30, 2001, BGFA had approximately $40.5 billion in assets under management.

6                                       SEI INVESTMENTS / PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class I Shares of the Fund. The Fund offers Class I Shares only to financial institutions and intermediaries for their own or their customers' accounts. For more information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.
--------------------------------------------------------------------------------

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class I Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange request for Fund shares. These requests are normally executed at the net asset value per share (NAV) next determined after the intermediary receives the request. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase Class I Shares for the first time, you must invest at least $100,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts at its discretion.

SEI INVESTMENTS / PROSPECTUS                                       7

--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

If you hold Class I Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund (or its authorized intermediary) receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale of shares on the Business Day following the day on which it receives your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.
--------------------------------------------------------------------------------

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares of the Fund for Class I Shares of any other SEI Fund on any Business Day through your financial institution or intermediary by mail or telephone. Your financial institution or intermediary may charge you a fee for its services. This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be not responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund. SIDCo. receives no compensation for distributing the Fund's Class I Shares.

For Class I Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

SIDCo. has voluntarily agreed to waive a portion of the shareholder servicing fees applicable to Class I shares of the Fund. SIDCo. has no current intention to discontinue this voluntary fee waiver.

For Class I Shares, administrative service fees, as a percentage of daily net assets, may be up to 0.25%.

8                                       SEI INVESTMENTS / PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its investment income quarterly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

MORE INFORMATION ABOUT TAXES IS IN THE FUND'S SAI.

SEI INVESTMENTS / PROSPECTUS                                       9

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class A Shares of the Fund. Since Class I Shares are invested in the same portfolio of securities, returns for Class I Shares will be substantially similar to those of the Class A Shares, shown here, and will differ only to the extent that the Class A Shares have lower expenses. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by Arthur Andersen, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI INDEX FUNDS -- FOR THE PERIODS ENDED MARCH 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   Net
                                                 Realized
                                                   and                                     Net                             Ratio of
                                                Unrealized                                Asset                            Expenses
                       Net Asset                 Gains or    Dividends    Distributions   Value,                              to
                        Value,        Net        (Losses)     from Net        from         End               Net Assets    Average
                       Beginning   Investment       on       Investment      Capital        of     Total       End of        Net
                       of Period     Income     Securities     Income         Gains       Period   Return   Period (000)    Assets
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A+
-----------------------------------------------------------------------------------------------------------------------------------
 2001                   $46.42       $0.37        $(10.55)     $(0.36)       $   --       $35.88   (22.07)%  $  962,678      0.40%
-----------------------------------------------------------------------------------------------------------------------------------
 2000                    40.13        0.39           6.60       (0.39)        (0.31)       46.42    17.52     1,002,691      0.40
-----------------------------------------------------------------------------------------------------------------------------------
 1999                    34.71        0.40           5.76       (0.40)        (0.34)       40.13    18.05       687,706      0.40
-----------------------------------------------------------------------------------------------------------------------------------
 1998                    24.06        0.41          10.86       (0.41)        (0.21)       34.71    47.43       451,077      0.40
-----------------------------------------------------------------------------------------------------------------------------------
 1997                    20.87        0.48           3.47       (0.43)        (0.33)       24.06    19.22       108,770      0.40
-----------------------------------------------------------------------------------------------------------------------------------

                                      Ratio       Ratio of
                                        of          Net
                        Ratio of     Expenses    Investment
                          Net       to Average     Income
                       Investment      Net       to Average
                         Income       Assets     Net Assets   Portfolio
                       to Average   (Excluding   (Excluding   Turnover
                       Net Assets    Waivers)     Waivers)      Rate
---------------------
S&P 500 INDEX FUND
---------------------
CLASS A+
---------------------
 2001                     0.88%        0.43%        0.85%        12%
---------------------
 2000                     0.93         0.43         0.90          7
---------------------
 1999                     1.11         0.44         1.07          7
---------------------
 1998                     1.37         0.44         1.33          4
---------------------
 1997                     1.84         0.46         1.78          2
---------------------

+ On July 31, 1997 the Board of Trustees approved the renaming of the Class E shares to Class A shares